UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016

SANTANDER CONSUMER USA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36270	32-0414408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 Elm St. Suite #800 Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 634-1110

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The description of the Separation Agreement Second Amendment (as defined below) and the Third Amendment (as defined below) set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein. Such description of the terms of the Separation Agreement Second Amendment and the Third Amendment is qualified in its entirety by reference to the Separation Agreement Second Amendment and the Third Amendment, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2016, Thomas G. Dundon, the former Chairman and Chief Executive Officer of Santander Consumer USA Holdings Inc. (the “Company”), entered into a Second Amendment (the “Separation Agreement Second Amendment”) to the Separation Agreement, dated as of July 2, 2015, with the Company, Santander Consumer USA Inc. (the Company’s wholly owned subsidiary), Banco Santander, S.A. (“Banco Santander”), Santander Holdings USA, Inc. (“SHUSA”) and DDFS LLC (“DDFS” and such agreement, the “Separation Agreement”).

Also, on August 31, 2016, the Company, SHUSA, DDFS, Mr. Dundon and Banco Santander entered into an amendment (the “Third Amendment”) to the Shareholders Agreement, dated as of January 28, 2014, by and among the Company, SHUSA, DDFS, Thomas G. Dundon, Sponsor Auto Finance Holdings Series LP, and, solely for the certain sections set forth therein, Banco Santander (the “Shareholders Agreement”).

The effect of the Separation Agreement Second Amendment and the Third Amendment is to reduce the price per share to be paid to DDFS in connection with the previously announced call transaction from $26.83 to the arithmetic mean of the daily volume weighted average price for a share of Company common stock for each of the ten consecutive complete trading days immediately prior to July 3, 2015, the date on which the call option was exercised, which is equal to $26.17.

The foregoing summary of the terms of the Separation Agreement Second Amendment and the Third Amendment is qualified in its entirety by reference to the Separation Agreement Second Amendment and the Third Amendment, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Second Amendment, dated as of August 31, 2016, to the Separation Agreement, dated as of July 2, 2015, by and among Santander Consumer USA Holdings Inc., Santander Consumer USA Inc., Banco Santander, S.A., Santander Holdings USA, Inc., DDFS LLC and Thomas G. Dundon.

10.2	Third Amendment, dated as of August 31, 2016, to the Shareholders Agreement, dated as of January 28, 2014, by and among Santander Consumer USA Holdings Inc., Santander Holdings USA, Inc., DDFS LLC, Thomas G. Dundon, Sponsor Auto Finance Holdings Series LP, and, solely for the certain sections set forth therein, Banco Santander, S.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER CONSUMER USA HOLDINGS INC.

Dated: September 7, 2016	By:	/s/ Christopher Pfirrman
	Name:	Christopher Pfirrman
	Title:	Senior Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment, dated as of August 31, 2016, to the Separation Agreement, dated as of July 2, 2015, by and among Santander Consumer USA Holdings Inc., Santander Consumer USA Inc., Banco Santander, S.A., Santander Holdings USA, Inc., DDFS LLC and Thomas G. Dundon.

10.2	Third Amendment, dated as of August 31, 2016, to the Shareholders Agreement, dated as of January 28, 2014, by and among Santander Consumer USA Holdings Inc., Santander Holdings USA, Inc., DDFS LLC, Thomas G. Dundon, Sponsor Auto Finance Holdings Series LP, and, solely for the certain sections set forth therein, Banco Santander, S.A.